EXHIBIT 99.1

Know Labs Provides Update on Strategic Partners Engaged in Data Science, Product Engineering and Regulatory Affairs to Accelerate Progress Toward FDA Application

SEATTLE – Feb. 2, 2023 – Know Labs, Inc. (NYSE American: KNW), an emerging developer of non-invasive medical diagnostic technology, today shared an update on its strategic partnerships with leading experts in data science, sensor technology, product design and regulatory affairs. These strategic partners collectively accelerate Know Labs’ progress toward the FDA clearance process for the world’s first non-invasive glucose monitoring medical devices.

“Doing something that’s never been done before not only takes time and thoughtful attention to detail – it takes industry experts with high levels of experience and expertise,” said Ron Erickson, CEO and Chairman at Know Labs. “We are fortunate to have world-class respected experts working alongside our own talented Know Labs team, to help accelerate our progress on data science, product design and the regulatory process, as we develop medical devices that we believe will transform patient care.”

With 30 years in medical device and high-tech design and development, Dr. Reza Kassayan, MD, BSEE has been lead designer and system architect for numerous commercially successful large-scale projects. He specializes in ultra-miniaturized embedded electronics for medical devices and has been assisting the Know Labs team to further refine Know Labs’ Bio-RFID™ sensor. “It’s inspiring to see the potential impact for this novel application of radio frequency spectroscopy. Having engineered other life-changing non-invasive medical devices, I’m thrilled to be supporting this development,” Kassayan said.

Igor Institute, a product development firm specializing in mechanical, electrical, and firmware engineering known for its work with multiple consumer brands, has been working with Know Labs since 2018 on Bio-RFID sensor development and optimization. Igor works closely with Know Labs’ engineering team and is a foundational partner of high importance to the platform. Aren Kaser, Co-Founder and CEO of Igor Institute shared, “It is in our DNA to support hardware development from early stage inception to taking the most complex products to-market, and it’s been incredible to aim our expertise in mechanical, electrical, and firmware engineering to support the development of the first functioning prototype of the Know Labs non-invasive glucose monitor.”

The respected industrial design firm behind successful products such as Nest®, Roku® and Willow®, Bould Design has been providing Know Labs with design support on an updated prototype of Know Labs’ non-invasive glucose monitoring medical devices. “With function at the core of our design principles, we're excited to help design a first-of-its-kind medical device with the potential to improve so many people's lives,” said Fred Bould, Principal Partner and Design Director, Bould Design.

Edge Impulse, the industry-leading development toolkit for machine learning, is collaborating with Know Labs to accelerate Bio-RFID’s algorithm refinement, an essential step for interpreting its existing robust data set and ultimately supporting large-scale clinical trials. Edge Impulse has partnered with companies in similar stages of development across a variety of fields in health, health wearable technology, agriculture and infrastructure. “We’ve spent the last six months working alongside Know Labs’ software team to accelerate algorithm development for their non-invasive glucose monitor and are reminded each day how incredible it is to demonstrate algorithm performance in such novel data,” said Zach Shelby, co-founder and CEO of Edge Impulse.

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A medical device consulting firm, NOVUS Management Group LLC, has been providing regulatory systems and strategy guidance to Know Labs to prepare the company for the FDA clearance process. Novus has supported the application and approval of more than 30 products through the FDA.

As previously announced, Racer Technology, a leading medical device Contract Manufacturing and wearables manufacturer based in Singapore, will manufacture the KnowU and UBand devices. Racer provides a world-class manufacturing facility and materials and has supported several FDA-approved devices from companies including Medtronic®, Boston Scientific Corporation® and Bio-Rad®.

In 2023, Know Labs will prioritize external validation of its Bio-RFID technology in detecting and measuring glucose and other analytes in the body non-invasively at high levels of accuracy. The company will also bring on new technical and scientific advisory board members in the coming months and will continue working with existing advisors and diabetes experts, as it brings the Bio-RFID technology and non-invasive diagnostic devices to market. For more information on Know Labs, visit www.knowlabs.co.

Notice of Non-Affiliation and Disclaimer

Nest® is a registered trademark of Nest Labs, Inc., ROKU® is a registered trademark of Roku, Inc., Willow® is a registered trademark of Willow Innovations, Inc., Medtronic® is a registered trademark of Medtronic, Inc., Boston Scientific Corporation® is a registered trademark of Boston Scientific Corporation, Bio-Rad® is a registered trademark of Bio-Rad Laboratories, Inc. Know Labs is not affiliated, associated, authorized, endorsed by, or in any way officially connected with Nest, Roku, Willow, Medtronic, Boston Scientific, or Bio-Rad, or any of its subsidiaries or its affiliates.

About Know Labs, Inc.

Know Labs, Inc. is a public company whose shares trade on the NYSE American Exchange under the stock symbol “KNW.” The Company’s technology uses spectroscopy to direct electromagnetic energy through a substance or material to capture a unique molecular signature. The Company refers to its technology as Bio-RFID™. The Bio-RFID technology can be integrated into a variety of wearable, mobile or bench-top form factors. This patented and patent-pending technology makes it possible to effectively identify and monitor analytes that could only previously be performed by invasive and/or expensive and time-consuming lab-based tests. The first application of our Bio-RFID technology will be in a product marketed as a non-invasive glucose monitor. It will provide the user with real-time information on blood glucose levels. This product will require U.S. Food and Drug Administration clearance prior to its introduction to the market.

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Safe Harbor Statement

This release contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Know Labs, Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy; and (iv) performance of products. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Know Labs, Inc.’s ability to control, and actual results may differ materially from those projected in the forward-looking statements as a result of various factors. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended September 30, 2022, Forms 10-Q and 8-K, and in other filings we make with the Securities and Exchange Commission from time to time. These documents are available on the SEC Filings section of the Investor Relations section of our website at www.knowlabs.co. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.

For Know Labs Media Inquiries Contact:

Linhart PR

Kelly Brown

kbrown@linhartpr.com

Ph.  (303) 951-2552

Know Labs, Inc. Contact:

Jordyn Hujar

jordyn@knowlabs.co

Ph. (206) 629-6414

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